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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      DATE OF REPORT (Date of Earliest Event Reported): November 24, 2003


                        GRANITE BROADCASTING CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-19728

         Delaware                                         13-3458782
----------------------------                         ------------------
(State or other Jurisdiction                          (I.R.S. Employer
    of incorporation)                                Identification No.)

                          767 Third Avenue, 34th Floor
                            New York, New York 10017
                                 (212) 826-2530
               (Address, including Zip Code, and Telephone Number,
        including Area Code of Registrant's Principal Executive Offices)

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Item 5. Other Events and Required FD Disclosure.

      On November 24, 2003, Granite Broadcasting Corporation issued a press release announcing its intent to offer $300 million of senior secured notes due 2010 in a private placement. A copy of this press release is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

      99.1 Press Release Dated November 24, 2003





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GRANITE BROADCASTING CORPORATION

Dated: November 24, 2003               By: /s/ Lawrence I. Wills
                                           --------------------------------
                                            Lawrence I. Wills
                                            Senior Vice President


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                                  EXHIBIT INDEX

      Exhibit No.    Description
      -----------    ------------

          99.1       Press Release Dated November 24, 2003